Exhibit 32.1


                        VIEW SYSTEMS, INC.

                 CERTIFICATION OF PERIODIC REPORT
    Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
                      18 U.S.C. Section 1350

     I, Gunther Than, Chief Executive Officer and Principal Financial Officer of View Systems, Inc. certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(A) the quarterly report on Form 10-QSB of the Company for the quarter ended September 30, 2003, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(B) the information contained in the Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.



Date:  November 13, 2003                   /s/ Gunther Than
                                           ________________________________
                                           Gunther Than
                                           Chief Executive Officer
                                           Principal Financial Officer